CPR 0.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life        2.5083  Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99     68000000             0       481666.7       8.5
             30    12/15/99            0             0       481666.7       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 10.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life        2.5083 Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99     68000000             0       481666.7       8.5
             30    12/15/99            0             0       481666.7       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 20.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.5083 Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0      6/15/97    68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99     68000000             0       481666.7       8.5
             30    12/15/99            0             0       481666.7       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 30.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.5083 Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99     68000000             0       481666.7       8.5
             30    12/15/99            0             0       481666.7       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 40.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.5083 Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99     68000000             0       481666.7       8.5
             30    12/15/99            0             0       481666.7       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 45.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.5083 Total Interest          14,450,000.00
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    -----
              0     6/15/97     68000000              0             0       8.5
              1     7/15/97     68000000              0      481666.7       8.5
              2     8/15/97     68000000              0      481666.7       8.5
              3     9/15/97     68000000              0      481666.7       8.5
              4    10/15/97     68000000              0      481666.7       8.5
              5    11/15/97     68000000              0      481666.7       8.5
              6    12/15/97     68000000              0      481666.7       8.5
              7     1/15/98     68000000              0      481666.7       8.5
              8     2/15/98     68000000              0      481666.7       8.5
              9     3/15/98     68000000              0      481666.7       8.5
             10     4/15/98     68000000              0      481666.7       8.5
             11     5/15/98     68000000              0      481666.7       8.5
             12     6/15/98     68000000              0      481666.7       8.5
             13     7/15/98     68000000              0      481666.7       8.5
             14     8/15/98     68000000              0      481666.7       8.5
             15     9/15/98     68000000              0      481666.7       8.5
             16    10/15/98     68000000              0      481666.7       8.5
             17    11/15/98     68000000              0      481666.7       8.5
             18    12/15/98     68000000              0      481666.7       8.5
             19     1/15/99     68000000              0      481666.7       8.5
             20     2/15/99     68000000              0      481666.7       8.5
             21     3/15/99     68000000              0      481666.7       8.5
             22     4/15/99     68000000              0      481666.7       8.5
             23     5/15/99     68000000              0      481666.7       8.5
             24     6/15/99     68000000              0      481666.7       8.5
             25     7/15/99     68000000              0      481666.7       8.5
             26     8/15/99     68000000              0      481666.7       8.5
             27     9/15/99     68000000              0      481666.7       8.5
             28    10/15/99     68000000              0      481666.7       8.5
             29    11/15/99     68000000              0      481666.7       8.5
             30    12/15/99            0              0      481666.7       8.5

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 48.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.5071 Total Interest          14,442,666.95
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99     68000000             0       481666.7       8.5
             29    11/15/99   66964746.5             0       481666.7       8.5
             30    12/15/99            0             0       474333.6       8.5

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 50.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.4765 Total Interest          14,266,160.82
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0     6/15/97     68000000             0              0       8.5
              1     7/15/97     68000000             0       481666.7       8.5
              2     8/15/97     68000000             0       481666.7       8.5
              3     9/15/97     68000000             0       481666.7       8.5
              4    10/15/97     68000000             0       481666.7       8.5
              5    11/15/97     68000000             0       481666.7       8.5
              6    12/15/97     68000000             0       481666.7       8.5
              7     1/15/98     68000000             0       481666.7       8.5
              8     2/15/98     68000000             0       481666.7       8.5
              9     3/15/98     68000000             0       481666.7       8.5
             10     4/15/98     68000000             0       481666.7       8.5
             11     5/15/98     68000000             0       481666.7       8.5
             12     6/15/98     68000000             0       481666.7       8.5
             13     7/15/98     68000000             0       481666.7       8.5
             14     8/15/98     68000000             0       481666.7       8.5
             15     9/15/98     68000000             0       481666.7       8.5
             16    10/15/98     68000000             0       481666.7       8.5
             17    11/15/98     68000000             0       481666.7       8.5
             18    12/15/98     68000000             0       481666.7       8.5
             19     1/15/99     68000000             0       481666.7       8.5
             20     2/15/99     68000000             0       481666.7       8.5
             21     3/15/99     68000000             0       481666.7       8.5
             22     4/15/99     68000000             0       481666.7       8.5
             23     5/15/99     68000000             0       481666.7       8.5
             24     6/15/99     68000000             0       481666.7       8.5
             25     7/15/99     68000000             0       481666.7       8.5
             26     8/15/99     68000000             0       481666.7       8.5
             27     9/15/99     68000000             0       481666.7       8.5
             28    10/15/99   60246446.8             0       481666.7       8.5
             29    11/15/99  49799786.63             0       426745.7       8.5
             30    12/15/99            0             0       352748.5       8.5


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 55.00
6 Month Libor 6.00000
1 Month Libor 5.68750
_optionalCall NO


Tranche IO
Average Life         2.2778 Total Interest          13,117,777.88
Per                  Date        Balance     Principal       Interest    Coupon
                     ----        -------     ---------       --------    ------
              0    6/15/97      68000000             0              0       8.5
              1    7/15/97      68000000             0       481666.7       8.5
              2    8/15/97      68000000             0       481666.7       8.5
              3    9/15/97      68000000             0       481666.7       8.5
              4    0/15/97      68000000             0       481666.7       8.5
              5    1/15/97      68000000             0       481666.7       8.5
              6    2/15/97      68000000             0       481666.7       8.5
              7    1/15/98      68000000             0       481666.7       8.5
              8    2/15/98      68000000             0       481666.7       8.5
              9    3/15/98      68000000             0       481666.7       8.5
             10    4/15/98      68000000             0       481666.7       8.5
             11    5/15/98      68000000             0       481666.7       8.5
             12    6/15/98      68000000             0       481666.7       8.5
             13    7/15/98      68000000             0       481666.7       8.5
             14    8/15/98      68000000             0       481666.7       8.5
             15    9/15/98      68000000             0       481666.7       8.5
             16    0/15/98      68000000             0       481666.7       8.5
             17    1/15/98      68000000             0       481666.7       8.5
             18    2/15/98      68000000             0       481666.7       8.5
             19    1/15/99      68000000             0       481666.7       8.5
             20    2/15/99      68000000             0       481666.7       8.5
             21    3/15/99      68000000             0       481666.7       8.5
             22    4/15/99      68000000             0       481666.7       8.5
             23    5/15/99      68000000             0       481666.7       8.5
             24    6/15/99   64725633.31             0       481666.7       8.5
             25    7/15/99   52484316.72             0       458473.2       8.5
             26    8/15/99   41040254.24             0       371763.9       8.5
             27    9/15/99   30341610.99             0       290701.8       8.5
             28    0/15/99   20339917.36             0       214919.7       8.5
             29    1/15/99   10989850.78             0       144074.4       8.5
             30    2/15/99             0             0       77844.78       8.5

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CPR 30.00
6 Month Libor 5.96484
1 Month Libor 5.68750
 OptionalCall NO

Price 99-30+
Yield 7.6127


Tranche M-2F
Average Life              5.Total Interest           21,016,291.32
Per                       Date     Balance         Principal   Interest        Coupon
---                       ----     -------         ---------   --------        ------
             0           6/15/97  49613000               0           0           7.55
             1           7/15/97  49613000               0      312148.5         7.55
             2           8/15/97  49613000               0      312148.5         7.55
             3           9/15/97  49613000               0      312148.5         7.55
             4          10/15/97  49613000               0      312148.5         7.55
             5          11/15/97  49613000               0      312148.5         7.55
             6          12/15/97  49613000               0      312148.5         7.55
             7           1/15/98  49613000               0      312148.5         7.55
             8           2/15/98  49613000               0      312148.5         7.55
             9           3/15/98  49613000               0      312148.5         7.55
            10           4/15/98  49613000               0      312148.5         7.55
            11           5/15/98  49613000               0      312148.5         7.55
            12           6/15/98  49613000               0      312148.5         7.55
            13           7/15/98  49613000               0      312148.5         7.55
            14           8/15/98  49613000               0      312148.5         7.55
            15           9/15/98  49613000               0      312148.5         7.55
            16          10/15/98  49613000               0      312148.5         7.55
            17          11/15/98  49613000               0      312148.5         7.55
            18          12/15/98  49613000               0      312148.5         7.55
            19           1/15/99  49613000               0      312148.5         7.55
            20           2/15/99  49613000               0      312148.5         7.55
            21           3/15/99  49613000               0      312148.5         7.55
            22           4/15/99  49613000               0      312148.5         7.55
            23           5/15/99  49613000               0      312148.5         7.55
            24           6/15/99  49613000               0      312148.5         7.55
            25           7/15/99  49613000               0      312148.5         7.55
            26           8/15/99  49613000               0      312148.5         7.55
            27           9/15/99  49613000               0      312148.5         7.55


--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------


Tranche M-2F
Average Life              5.Total Interest           21,016,291.32
Per                       Date     Balance         Principal   Interest        Coupon
---                       ----     -------         ---------   --------        ------
            28          10/15/99  49613000               0      312148.5         7.55
            29          11/15/99  49613000               0      312148.5         7.55
            30          12/15/99  49613000               0      312148.5         7.55
            31           1/15/00  49613000               0      312148.5         7.55
            32           2/15/00  49613000               0      312148.5         7.55
            33           3/15/00  49613000               0      312148.5         7.55
            34           4/15/00  49613000               0      312148.5         7.55
            35           5/15/00  49613000               0      312148.5         7.55
            36           6/15/00  49613000               0      312148.5         7.55
            37           7/15/00  43817036.77      5795963.23   312148.5         7.55
            38           8/15/00  42732762.35      1084274.43   275682.2         7.55
            39           9/15/00  41674839.59      1057922.76   268860.3         7.55
            40          10/15/00  40642634.66      1032204.93   262204.2         7.55
            41          11/15/00  39635528.88      1007105.78   255709.9         7.55
            42          12/15/00  38652918.36       982610.52   249373.5         7.55
            43           1/15/01  37694213.66       958704.71   243191.3         7.55
            44           2/15/01  36758839.4        935374.25   237159.4         7.55
            45           3/15/01  35846234.02       912605.39   231274.4         7.55
            46           4/15/01  34955849.33       890384.69   225532.6         7.55
            47           5/15/01  34087150.29       868699.04   219930.6         7.55
            48           6/15/01  33239614.65       847535.64   214465           7.55
            49           7/15/01  32412732.65       826882      209132.6         7.55
            50           8/15/01  31606006.73       806725.92   203930.1         7.55
            51           9/15/01  30818951.24       787055.49   198854.5         7.55
            52          10/15/01  30051092.14       767859.09   193902.6         7.55
            53          11/15/01  29301966.76       749125.38   189071.5         7.55
            54          12/15/01  28571123.47       730843.29   184358.2         7.55

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------


Tranche M-2F
Average Life              5.Total Interest           21,016,291.32
Per                       Date     Balance         Principal   Interest        Coupon
---                       ----     -------         ---------   --------        ------
            55           1/15/02  27858121.49       713001.99   179760           7.55
            56           2/15/02  27162530.55       695590.93   175274           7.55
            57           3/15/02  26483930.72       678599.83   170897.6         7.55
            58           4/15/02  25821912.11       662018.61   166628.1         7.55
            59           5/15/02  25176074.64       645837.47   162462.9         7.55
            60           6/15/02  24546027.82       630046.82   158399.5         7.55
            61           7/15/02  23931390.51       614637.31   154435.4         7.55
            62           8/15/02  23331790.72       599599.8    150568.3         7.55
            63           9/15/02  22746865.33       584925.39   146795.9         7.55
            64          10/15/02  22176259.96       570605.37   143115.7         7.55
            65          11/15/02  21619628.71       556631.25   139525.6         7.55
            66          12/15/02  21076633.96       542994.75   136023.5         7.55
            67           1/15/03  20546946.2        529687.76   132607.2         7.55
            68           2/15/03  20030243.81       516702.39   129274.5         7.55
            69           3/15/03  19526212.87       504030.94   126023.6         7.55
            70           4/15/03  19034547.01       491665.86   122852.4         7.55
            71           5/15/03  18554947.19       479599.82   119759           7.55
            72           6/15/03  18087121.55       467825.64   116741.5         7.55
            73           7/15/03  17630785.22       456336.33   113798.1         7.55
            74           8/15/03  17185660.18       445125.04   110927           7.55
            75           9/15/03  16751475.07       434185.11   108126.5         7.55
            76          10/15/03  16327965.05       423510.03   105394.7         7.55
            77          11/15/03  15914871.61       413093.43   102730.1         7.55
            78          12/15/03  15511942.49       402929.13   100131.1         7.55
            79           1/15/04  15118931.43       393011.05    97595.97        7.55
            80           2/15/04  14735598.13       383333.3     95123.28        7.55
            81           3/15/04  14361708.04       373890.09    92711.47        7.55
            82           4/15/04  13997032.23       364675.8     90359.08        7.55
            83           5/15/04  13641347.3        355684.93    88064.66        7.55
            84           6/15/04  13294435.18       346912.12    85826.81        7.55

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------


Tranche M-2F
Average Life              5.Total Interest           21,016,291.32
Per                       Date     Balance         Principal   Interest        Coupon
---                       ----     -------         ---------   --------        ------
            85           7/15/04  12956083.07       338352.11    83644.15        7.55
            86           8/15/04  12626083.27       329999.81    81515.36        7.55
            87           9/15/04  12266512.69       359570.58    79439.11        7.55
            88          10/15/04  11833035.07       433477.62    77176.81        7.55
            89          11/15/04  11410271.79       422763.29    74449.51        7.55
            90          12/15/04  10997962.6        412309.18    71789.63        7.55
            91           1/15/05  10595853.55       402109.05    69195.51        7.55
            92           2/15/05  10203696.77       392156.78    66665.58        7.55
            93           3/15/05   9821250.36       382446.41    64198.26        7.55
            94           4/15/05   9448278.23       372972.12    61792.03        7.55
            95           5/15/05   9084549.99       363728.24    59445.42        7.55
            96           6/15/05   8729840.78       354709.22    57156.96        7.55
            97           7/15/05   8383931.14       345909.64    54925.25        7.55
            98           8/15/05   8046606.91       337324.23    52748.9         7.55
            99           9/15/05   7717659.09       328947.83    50626.57        7.55
           100          10/15/05   7396883.68       320775.4     48556.94        7.55
           101          11/15/05   7084081.64       312802.04    46538.73        7.55
           102          12/15/05   6779058.68       305022.96    44570.68        7.55
           103           1/15/06   6481625.22       297433.46    42651.58        7.55
           104           2/15/06   6191596.23       290028.99    40780.23        7.55
           105           3/15/06   5908791.14       282805.09    38955.46        7.55
           106           4/15/06   5633033.75       275757.4     37176.14        7.55
           107           5/15/06   5364152.07       268881.67    35441.17        7.55
           108           6/15/06   5101978.31       262173.77    33749.46        7.55
           109           7/15/06   4846348.67       255629.64    32099.95        7.55
           110           8/15/06   4597103.34       249245.33    30491.61        7.55
           111           9/15/06   4354086.34       243016.99    28923.44        7.55
           112          10/15/06   4120371.29       233715.06    27394.46        7.55
           113          11/15/06   3892461.22       227910.06    25924           7.55
           114          12/15/06   3670214.77       222246.45    24490.07        7.55

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------


Tranche M-2F
Average Life              5.Total Interest           21,016,291.32
Per                       Date     Balance         Principal   Interest        Coupon
---                       ----     -------         ---------   --------        ------
           115           1/15/07   3453493.94       216720.82    23091.77        7.55
           116           2/15/07   3242164.1        211329.85    21728.23        7.55
           117           3/15/07   3036093.82       206070.28    20398.62        7.55
           118           4/15/07   2835154.86       200938.96    19102.09        7.55
           119           5/15/07   2639222.07       195932.79    17837.85        7.55
           120           6/15/07   2448173.32       191048.76    16605.11        7.55
           121           7/15/07   2261889.4        186283.92    15403.09        7.55
           122           8/15/07   2080254          181635.4     14231.05        7.55
           123           9/15/07   1903153.61       177100.39    13088.26        7.55
           124          10/15/07   1730477.46       172676.16    11974.01        7.55
           125          11/15/07   1562117.43       168360.03    10887.59        7.55
           126          12/15/07   1397968.03       164149.4      9828.32        7.55
           127           1/15/08   1237926.32       160041.71     8795.55        7.55
           128           2/15/08   1081891.82       156034.49     7788.62        7.55
           129           3/15/08    929766.51       152125.31     6806.9         7.55
           130           4/15/08    781454.71       148311.8      5849.78        7.55
           131           5/15/08    636863.05       144591.65     4916.65        7.55
           132           6/15/08    495900.44       140962.61     4006.93        7.55
           133           7/15/08    358477.97       137422.47     3120.04        7.55
           134           8/15/08    224508.88       133969.09     2255.42        7.55
           135           9/15/08     93908.51       130600.37     1412.54        7.55
           136          10/15/08         0           93908.51      590.84        7.55

--------------------------------------------------------------------------------
     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------